SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Section 240.14a-12

Old Mutual Funds II
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(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies: ______.

3.
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _______.

4.	Proposed maximum aggregate value of transaction: _______.

Total fee paid: _______.

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

5.  Amount Previously Paid:

6.	Form, Schedule or Registration Statement No.: Total fee paid: _________.

7.	Filing Party:

8.	Date Filed: October 5, 2009

Old Mutual Funds II

Old Mutual Growth Fund

You recently received proxy materials for a Special Meeting of Shareholders for the Old Mutual Growth Fund in which you are invested. The purpose of the Special Meeting of Shareholders, scheduled for November 16, 2009, is to approve the reorganization of the Fund into the Old Mutual Focused Fund. Our records indicate that we have not yet received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Special Meeting of Shareholders as scheduled.

PLEASE VOTE TODAY

Voting is very important.

Please vote now to be
sure your vote is received in time for the

November 16, 2009
Special Meeting of Shareholders.

VOTING IS EASY.

Choose one of the following methods:

• Speak  to  a  Proxy  Specialist  by  calling 1-866-615-7869.
We can answer your questions and record your vote.
(open: M-F 9:30am – 9pm ET, Sat 10am – 6pm ET)

• Log on to the website listed on your proxy card,
enter the control number printed on the proxy card,
and vote by following the on-screen prompts.

• Call the phone number on your proxy card,
enter the control number printed on the proxy  card,
and follow the touchtone prompts.

• Mail  in  your  signed  proxy  card  in  the postage
paid envelope provided with your proxy materials.

Voting takes only a few minutes.

PLEASE VOTE TODAY.

Distributed by Old Mutual Investment Partners, member of FINRA
R-09-590                      09/2009

Old Mutual Funds II

Old Mutual Columbus Circle Technology and Communications Fund

You recently received proxy materials for a Special Meeting of Shareholders for the Old Mutual Columbus Circle Technology and Communications Fund in which you are invested. The purpose of the Special Meeting of Shareholders, scheduled for November 16, 2009, is to approve the reorganization of the Fund into the Old Mutual Focused Fund. Our records indicate that we have not yet received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Special Meeting of Shareholders as scheduled.

PLEASE VOTE TODAY

Voting is very important.

Please vote now to be
sure your vote is received in time for the

November 16, 2009
Special Meeting of Shareholders.

VOTING IS EASY.

Choose one of the following methods:

• Speak  to  a  Proxy  Specialist  by  calling 1-866-615-7869.
We can answer your questions and record your vote.
(open: M-F 9:30am – 9pm ET, Sat 10am – 6pm ET)

• Log on to the website listed on your proxy card,
enter the control number printed on the proxy card,
and vote by following the on-screen prompts.

• Call the phone number on your proxy card,
enter the control number printed on the proxy  card,
and follow the touchtone prompts.

• Mail  in  your  signed  proxy  card  in  the postage
paid envelope provided with your proxy materials.

Voting takes only a few minutes.

PLEASE VOTE TODAY.

Distributed by Old Mutual Investment Partners, member of FINRA
R-09-591                      09/2009